Ticker:    GSSC    Stock Exchange:    NYSE Arca

Before you invest, you may want to review the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550. The Fund’s Prospectus and SAI, both dated December 29, 2016, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Shares	$ 20	$ 64

PORTFOLIO TURNOVER

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

◾

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the Russell 2000® Index (the “Reference Index”), a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

◾	The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.

The Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index. The rules-based process used to construct the Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within the Index.

As of August 31, 2016, the Reference Index consisted of 1,979 securities with a market capitalization range of between approximately $24.9 million and $5.9 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. The Index Provider determines whether an issuer is a U.S. issuer by reference to the Reference Index methodology. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

Investment Style Risk. The Index is intended to provide exposure to the small cap U.S. equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Seed Investor Risk. GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with

4        SUMMARY PROSPECTUS — GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, local market restrictions, or other legal reasons. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

PERFORMANCE

Because the Fund had not yet commenced investment operations as of the date of the Prospectus, there is no performance information quoted for the Fund. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.gsamfunds.com.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Raj Garigipati, Vice President, and Jamie McGregor, Vice President, have each managed the Fund since inception.

BUYING AND SELLING FUND SHARES

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are anticipated to be approved for listing and trading on the NYSE Arca, subject to notice of issuance, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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